                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                           -------------------------

                                    FORM 8-K


                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)             06/15/98


       The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of February 28, 1998 providing for the issuance of TMS SBA Loan-Backed Adjustable Rate Certificates, Series 1998-1, Class A and Class B), The Money Store Investment Corporation, The Money Store Commercial Mortgage Inc. and The Money Store of New York, Inc.



                             The Money Store, Inc.
================================================================================
            (Exact name of registrant as specified in its charter)



       New Jersey                                                Applied For
       ----------                                                -----------

       State or other               (Commission                  (IRS Employer
       jurisdiction of              File Number)                 ID Number)
       incorporation)


      2840  Morris  Avenue,  Union,  New  Jersey                      07083
      ---------------------------------------------------------------------
      (Address of principal executive officer)


      Registrant's Telephone Number,
      including area code:                                     908-686-2000
                                                               ------------


                                      n/a
      ---------------------------------------------------------------------
      (Former name or former address, if changed since last report)

      Item 5              Other Events
                          -------------------------------------------------

      Attached herein as Annex A is a copy of the Monthly Statement sent to
Class A Certificate holders with respect to Remittance Date of:    06/15/98

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 THE MONEY STORE INC.
                                 THE MONEY STORE INVESTMENT CORPORATION
                                 THE MONEY STORE COMMERCIAL MORTGAGE INC.
                                 THE MONEY STORE OF NEW YORK INC.



                                 By: /s/ Harry Puglisi
                                    -------------------------------------
                                    Name:  Harry Puglisi
                                    Title:  Treasurer


Dated:    06/30/98

                                  SERVICER'S  CERTIFICATE


     IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28, 1998, THE MONEY STORE INVESTMENT CORPORATION REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1998-1 FOR THE JUNE 10, 1998 DETERMINATION DATE

1.  AVAILABLE FUNDS                                                                         $2,194,939.96


2.  (A)  AGGREGATE CLASS A CERTIFICATE
         PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                                   83,054,977.28

    (B)  AGGREGATE CLASS B CERTIFICATE
         PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                                    6,251,449.89

    (C)  AGGREGATE POOL PRINCIPAL BALANCE
         AS REPORTED IN THE PRIOR MONTH                                                     70,672,253.58

3.  PRINCIPAL PREPAYMENTS RECEIVED DURING
    DUE PERIOD
    (A)  NUMBER OF ACCOUNTS                                                                             0

    (B)  DOLLARS                                                                                     0.00


4.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
    BY CURTAILMENTS RECEIVED DURING THE DUE PERIOD                                              11,786.14


5.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
    BY ALL EXCESS AND MONTHLY PAYMENTS IN RESPECT OF
    PRINCIPAL RECEIVED DURING THE DUE PERIOD                                                   147,059.42


6.  AGGREGATE AMOUNT OF INTEREST RECEIVED NET OF THE FTA's
    FEE, PREMIUM PROTECTION FEE, ADDITIONAL FEE AND PORTION
    PAYABLE TO REGISTERED HOLDERS                                                              759,019.94


7.  (A)  AMOUNT OF MONTHLY ADVANCE                                                                   0.00

    (B)  AMOUNT OF COMPENSATING INTEREST                                                           555.67


8.  DELINQUENCY AND FORECLOSURE INFORMATION
            (SEE EXHIBIT K)

 9. PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED BY
    REALIZED LOSSES ON A LIQUIDATED  LOAN                                                              0.00


10.  (A)  CLASS A INTEREST DISTRIBUTION  AMOUNT:
          (i)    ACCRUED INTEREST                                        427,733.10
          (ii)   SHORTFALL, IF ANY, ON A PRECEDING
                  REMITTANCE  DATE  PLUS  INTEREST                             0.00
          (iii)  CLASS A INTEREST DISTRIBUTION AMOUNT
                  ADJUSTMENT                                                 779.67
      ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                                              428,512.77
                                                                                                 5.11962688
     (B)  CLASS B INTEREST DISTRIBUTION  AMOUNT:
          (i)    ACCRUED INTEREST                                         34,383.00
          (ii)   SHORTFALL, IF ANY, ON A PRECEDING
                  REMITTANCE  DATE  PLUS  INTEREST                             0.00
          (iii)  CLASS B INTEREST DISTRIBUTION AMOUNT
                  ADJUSTMENT                                                  62.64
      ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                                               34,445.64
                                                                                                 5.46756190
     (C)  CLASS A PRINCIPAL DISTRIBUTION  AMOUNT:
          (i)    UNGUARANTEED PERCENTAGE OF PAYMENTS
                  AND OTHER RECOVERIES OF PRINCIPAL                      147,726.37
          (ii)   PRINCIPAL PORTION OF THE UNGUARANTEED
                  INTEREST PURCHASED FOR BREACH OF
                  WARRANTY AND RECEIVED BY THE TRUSTEE                         0.00
          (iii)  SUBSTITUTION  ADJUSTMENTS                                     0.00
          (iv)   UNGUARANTEED PERCENTAGE OF
                  LOSSES THAT WERE LIQUIDATED                                  0.00
          (v)    UNGUARANTEED PERCENTAGE OF SBA LOAN
                  DELINQUENT 24 MONTHS OR
                  UNCOLLECTIBLE                                                0.00
          (vi)   AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT                      0.00
          (vii)  RECALCULATED PRINCIPAL ADJUSTMENT                             0.00
       TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                                               147,726.37
                                                                                                 1.76495066
     (D)  CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
          (i)    UNGUARANTEED PERCENTAGE OF PAYMENTS
                  AND OTHER RECOVERIES OF PRINCIPAL                       11,119.19
          (ii)   PRINCIPAL PORTION OF THE UNGUARANTEED
                  INTEREST PURCHASED FOR BREACH OF
                  WARRANTY AND RECEIVED BY THE TRUSTEE                         0.00
          (iii)  SUBSTITUTION  ADJUSTMENTS                                     0.00
          (iv)   UNGUARANTEED PERCENTAGE OF
                  LOSSES THAT WERE LIQUIDATED                                  0.00
          (v)    UNGUARANTEED PERCENTAGE OF SBA LOAN
                  DELINQUENT 24 MONTHS OR
                  UNCOLLECTIBLE                                                0.00
          (vi)   AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT                      0.00
          (vii)  RECALCULATED PRINCIPAL ADJUSTMENT                             0.00
      TOTAL CLASS B PRINCIPAL DISTRIBUTION  AMOUNT                                                11,119.19
                                                                                                 1.76495079

11.  (A)  AMOUNT AVAILABLE IN THE SPREAD ACCOUNT
          IN CASH AND FROM LIQUIDATION OF
          PERMITTED  INSTRUMENTS                                                               1,335,384.55

     (B)  TRANSFER FROM SPREAD ACCOUNT TO CERTIFICATE
          ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                                                       0.00

12.  (A)  AGGREGATE CLASS A CERTIFICATE PRINCIPAL
          BALANCE AFTER DISTRIBUTIONS TO BE MADE
          ON THE REMITTANCE DATE                                                                82,907,250.91
                                                                                                 990.52868471
     (B)  AGGREGATE CLASS B CERTIFICATE PRINCIPAL
          BALANCE AFTER DISTRIBUTIONS TO BE MADE
          ON THE REMITTANCE DATE                                                                 6,240,330.70
                                                                                                 990.52868254
     (C)  POOL PRINCIPAL BALANCE AFTER  DISTRIBUTIONS
          TO BE MADE ON THE REMITTANCE DATE                                                     70,513,408.02
                                                                                                 783.48231133

13.  (A)  EXCESS SPREAD                                                                            169,089.96

     (B)  EXTRA INTEREST                                                                           227,994.60

     (C)  SPREAD ACCOUNT BALANCE                                                                 1,335,384.55

     (D)  SPECIFIED SPREAD ACCOUNT REQUIREMENT                                                   2,467,969.28


14.  (A)  WEIGHTED AVERAGE MATURITY                                                                   227.752

     (B)  WEIGHTED AVERAGE SBA LOAN INTEREST RATE                                                     10.555%


15.  (A)  SERVICING FEE FOR THE RELATED DUE PERIOD                                                  71,284.62

     (B)  PREMIUM PROTECTION FEE FOR THE RELATED
          DUE PERIOD                                                                                83,448.00

     (C)  AMOUNTS TO BE DEPOSITED TO THE EXPENSE
          ACCOUNT                                                                                    3,533.61

16.  AMOUNT OF REIMBURSEMENTS PURSUANT TO:
     (A)  SECTION  5.04 (b)                                                                              0.00

     (B)  SECTION  5.04 (c)                                                                              0.00

     (C)  SECTION  5.04 (d)(ii)                                                                      1,664.89

     (D)  SECTION  5.04 (e)                                                                              0.00

     (E)  SECTION  5.04 (f)                                                                         75,431.99

17.  (A)  CLASS A REMITTANCE RATE                                                                      6.180%

     (B)  CLASS B REMITTANCE RATE                                                                      6.600%


18.  (A)  AGGREGATE PRINCIPAL BALANCE OF THE SUBSEQUENT SBA
          LOANS PURCHASED DURING THE PRIOR DUE PERIOD                                                                0.00

     (B)  AMOUNT ON DEPOSIT IN THE PRE-FUNDING ACCOUNT AS OF THE END OF
          SUCH DUE PERIOD                                                                                   18,634,173.59


19.  OTHER INFORMATION AS REQUESTED

I, Harry Puglisi, Treasurer, represent that The Money Store Investment Corporation complied with section 6.09 of the Pooling and Servicing Agreement dated February 28, 1998 pertaining to Series 1998 - 1 in preparing the accompanying Servicer's Certificate.



THE MONEY STORE INVESTMENT CORPORATION



BY:
      ---------------------------------
          HARRY PUGLISI
            TREASURER